                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-05984

                           The New Ireland Fund, Inc.
               (Exact name of registrant as specified in charter)

                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                Dublin 4, Ireland
               (Address of principal executive offices) (Zip code)

                    BNY Mellon Investment Servicing (US) Inc.
                          One Boston Place, 34th Floor
                                Boston, MA 02108
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: 508 871 8500

                       Date of fiscal year end: October 31

                   Date of reporting period: October 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Shareholders is attached herewith.

                                       THE
                                   NEW IRELAND
                                      FUND

                                    (GRAPHIC)

                                  ANNUAL REPORT
                                OCTOBER 31, 2010

               COVER PHOTOGRAPH - ST. PATRICK'S CATHEDRAL, ARMAGH
                      PROVIDED COURTESY OF TOURISM IRELAND

                             LETTER TO SHAREHOLDERS

Dear Shareholder,

INTRODUCTION

     As all of you will be aware, Ireland has been going through a very difficult period but the European Union and the IMF are now coming in to support it with substantial financial aid and this, together with severe Government cutbacks, should allow the Country to recover over the next two to three years. Although Government spending was higher than it should have been in recent years, at present, the problems within the banking sector are probably the more critical factor not just related to their excessive lending to the property sector but also related to their borrowings to finance such lending. Despite all of this, as detailed below, the economy is expected to show marginal growth this year and to grow by 2.4% in 2011.

     In terms of the economy itself, the Property market, in both the residential and non-residential sectors across the Country, continues to be a major contributor to Ireland's poor economic performance and this, along with other factors, has resulted in the current high rate of unemployment, which, in turn, is leading to a new wave of emigration. However, on the plus side, Ireland's exports are continuing to grow and this, together with a slowing down of imports should result in a current account trade surplus for 2011.

     As shown below, the Fund performed relatively strongly in the most recent quarter with its Net Asset Value ("NAV") increasing by 3.5% as compared to a decrease of 1.8% in the Irish Stock Market ("ISEQ"), in U.S. dollar terms.* For the full 12 month period, although the NAV decreased by 6.1%, the Fund still outperformed the ISEQ which showed a decrease of 11.8% over the same period.

     In December, the Board declared an annual distribution of $0.06 per share, which is wholly attributable to income. The distribution will be paid by way of a cash dividend under date of December 30, 2010 to all shareholders of record on December 20, 2010.

     Although Bank of Ireland, the parent of the Fund's Advisor, Bank of Ireland Asset Management (U.S.) Limited ("BIAM (U.S.)"), is selling its asset management business to State Street Global Advisors, BIAM (U.S.), which is indirectly owned by Bank of Ireland itself, will continue to act as the Fund's Advisor.

PERFORMANCE

     The Fund's NAV increased by 3.5% to $7.70 in the fourth quarter compared to a 1.8% decrease in the ISEQ in U.S. dollar terms and a 1.5% increase in the ISEQ, excluding Bank of Ireland, in which the Fund is precluded from investing in. For the fiscal year 2010 the Fund's NAV decreased by 6.1% whereas the ISEQ, and the ISEQ ex BOI, were behind 11.8% and 8.0% respectively over the same period.

*    All returns are quoted in U.S. Dollars unless otherwise stated

     The Irish market declined in local currency terms over the last quarter, lagging equity markets globally. Global leading economic indicators have been mixed since April and this has raised investor concern regarding the pace of economic recovery. Sovereign debt issues have also come to the fore with the public finances of peripheral European nations and Ireland, in particular, commanding greater investor focus. Currency movements were more favorable for the Fund during the recent quarter with the U.S. dollar weakening by 7% against the Euro. Over the fiscal year, the Fund suffered a currency headwind with the U.S. dollar strengthening 6% against the Euro.

     During fiscal 2010, we continued to implement the Share Repurchase Program and over the 12 months, the Fund repurchased and retired 367,300 shares at a cost of $2.6 million. These repurchases represent a reduction of 5.21% of the shares outstanding at October 31, 2009, and they positively impacted the Fund's NAV by 6 cents per share.

ECONOMIC REVIEW

     Gross Domestic Product ("GDP") forecasts were adjusted downwards in the most recent period. Latest Central Bank of Ireland ("CBOI") forecasts are now for a rise in GDP of 0.2% in 2010 followed by growth of 2.4% in 2011. The expansion in 2010 is entirely export driven with GNP forecast to decline 1.7% in 2010 before recovering to a 1.7% growth rate in 2011. Continued softening in domestic leading economic indicators would suggest that the bias to current forecasts remains tilted to the downside. Consumer spending and net trade will continue to be the largest swing factors, going forward, given the subdued levels of domestic investment.

     Consumer spending is forecast to decline 1.1% in 2010 and rise 0.4% in 2011. Employment growth continues to weaken and domestic austerity measures will keep a lid on spending in 2011.

     Gross fixed capital formation is expected to decline by 20.9% in 2010 and 3.3% in 2011 as the decline in residential construction output becomes less of a drag on growth. New housing completions are expected to reach 12,000 - 15,000 units in 2010. Non-residential activity is forecast to decline further in 2010 and 2011 due to elevated vacancy levels and a lack of credit availability. However, commercial capital values would seem to be bottoming and were 59% below peak levels at Q3, 2010.

     Exports are expected to rise by 5.4% in 2010 and 5.1% in 2011. Services exports in the economy will continue to outpace merchandise trade. Deflation across a range of goods and services will continue to improve the economy's competitiveness. Imports are expected to lag in 2010 (+2.6%) but should see some recovery in 2011 with growth forecast at 3.4%. The current account deficit is forecast to move into surplus by 2011.

     Macro concerns are currently dominating risk market sentiment with the recent slowdown in leading global economic indicators and sovereign debt issues clouding the outlook for growth into 2011. Quantitative easing has driven a rally in risk asset markets since August but its impact on real economic activity remains unclear. Corporate profitability remains largely robust and the deleveraging of balance sheets has continued apace. Global equity markets are likely to stay range bound as a combination of deteriorating public finances, and an uncertain growth outlook, weigh on confidence.

     Irish consumer sentiment declined in October. The overall Consumer Sentiment Index stood at 48.1 compared to 52.4 in September. The corresponding figure for October 2009 was 54.2. Consumers' perception of their future financial situation was more negative over the period while perception of their current financial situation was better reflecting ongoing price deflation across a number of consumer items.

     The Live Unemployment Register declined in September to a seasonally adjusted 443,000 claimants. The standardized unemployment rate in the month was estimated to be 13.6%. The Central Bank of Ireland forecasts an average unemployment rate of 13.5% in 2010. There has been a decline in claimants in the Live Register over the last two months due to seasonal impacts.

     Volume of retail sales decreased by 0.3% on an annual basis in September. Excluding the volatile autos component, core retail sales were down 2.5% over the same period. Retail sales volumes are estimated to have grown by 0.2% in Q3, 2010, down from the 3.1% annual pace recorded in Q2.

     The Annual Harmonized Index of Consumer Prices ("HICP") declined by 0.8% in the year to October 2010. Largest contributors over the period to inflation included Utilities (+9.4%) and Communications (+2.9%). The main detractors over the period included Clothing & Footwear (-7.2%) with Furnishings & Household Equipment (-2.9%). The headline CPI index was 0.7% higher over the year driven primarily by increases in mortgage interest payments.

     Demand for credit from businesses, and households, continues to remain depressed with corporations and consumers in deleveraging mode. The rate of annual change in loans to households was negative 4.5% in September 2010 with mortgage lending and consumer loans down 1.6% and 14.8% respectively. Lending to non-financial corporations registered a 3.0% annual decline in September following an annual 2.2% decline in August. Private sector credit growth is likely to continue to be weak as domestic financial institutions shrink their balance sheets and consumers and corporations remain cautious.

     The Exchequer deficit at end October 2010 was E14.4 billion, compared to a deficit of E22.7 billion in the same period last year. Tax receipts totalled E24.7 billion in the first ten months, 1.0% ahead of target. Value-added tax, corporation tax and excise duties were ahead of expectations with income tax below target. Net voted expenditure at E37.2 billion is 4% below last year's levels and broadly in line with budgetary plans.

     Current forecasts are for a general government balance (deficit) of E18.5 billion to E19.0 billion in 2010; this would give rise to an underlying budget deficit of 11.9% compared to the 2009 level of 14.4%. The headline figure could be materially larger depending on the EU treatment of 2010 promissory note injections into state-owned Anglo Irish Bank and Irish Nationwide.
Debt/GDP totalled 65.5% in 2009 and this will rise to 98.6% in 2010 due to increased bank recapitalisation costs. This figure is gross of assets held in the National Pension Reserve Fund of E24.5 billion and approximately E20 billion in cash balances held at the National Treasury Management Agency (NTMA).

     The NTMA has raised E19.9 billion in debt markets to the end of October which combined with net funding from Retail State Savings (E2.8 billion) and existing cash balances cover the country's borrowing costs in relation to current spending until mid 2011. Given recent developments, the NTMA has decided to suspend bond market auctions until 2011. 10 year Irish government bond spreads remained elevated at the end of October, yielding 4.40% over the equivalent German bonds while 5 year Irish credit default swaps were at a 4.72% premium. Irish owned credit institutions also had E83 billion of ECB funding at the end of September 2010. These market dynamics together with general concerns about Greece and other countries, along with concerns about the Euro itself, led Ireland to go along with external funding to at least assist Irish banks with their financing difficulties.

     Due to mounting pressure on sovereign yields and elevated bank funding costs, the Irish government applied in late November for external financial assistance from the EU and IMF. An E85bn facility has been made available of which E17.5bn will be sourced domestically from Ireland's sovereign wealth fund and existing cash balances. E50bn has been allocated to cover budget deficits out to 2014 should bond market conditions remain unsuitable for fund raising over that period. E35bn has been allocated to shore up the country's domestic banks through a E10bn recapitalization facility and a E25bn contingency fund. A E15bn fiscal adjustment has been agreed with the loan providers to 2014 with the specific aim of bringing the annual deficit below 3% of GDP by 2015.

EQUITY MARKET REVIEW

     World stock markets posted decent returns in local currency terms during the quarter;

                              QUARTER ENDED         FISCAL YEAR
                           OCTOBER 31ST, 2010   OCTOBER 31ST, 2010
                           ------------------   ------------------
                              LOCAL               LOCAL
                            CURRENCY   U.S. $    CURRENCY   U.S. $
                            --------   ------    --------   ------
Irish Equities (ISEQ)         -7.9%     -1.8%      -6.4%    -11.8%
S&P 500                       +7.4%     +7.4%     +14.2%    +14.2%
NASDAQ                       +11.2%    +11.2%     +22.6%    +22.6%
UK Equities (FTSE 100)        +7.9%    +10.2%     +12.5%     +9.6%
Japanese Equities             -4.5%     +2.5%      -9.4%     +1.4%
Dow Jones Eurostoxx 50        +4.9%    +11.8%      +6.9%     +1.0%
German Equities (DAX)         +7.4%    +14.5%     +21.9%    +15.1%
French Equities (CAC 40)      +6.3%     +0.4%      +5.2%    +12.2%
Dutch Equities (AEX)          +2.0%     +8.8%     +11.5%     +5.3%

MAJOR MOVES OVER THE QUARTER (IN EURO TERMS)

POSITIVE
--------
Origin Enterprises   +24%
Aer Lingus Group     +23%
IFG Group            +14%
Elan Corp.           +13%
Kingspan Group       +12%

NEGATIVE
--------
Norkom Group         -25%
CRH                  -23%
Icon                 -21%
CPL Resources        -10%
FBD Holdings         -10%

     There was news flow in relation to a number of the Fund's holdings in recent months, highlights are as follows;

     ORIGIN ENTERPRISES PLC: Origin released a strong set of FY 2010 (July year end) results. Despite an 11% drop in Group revenues to E1.34 billion, adjusted earnings per share grew 3% to 37.3c. Strong cash generation reduced net debt to E112 million leaving the group with significant scope for both organic and acquisitive investment in the core agronomy business. Higher crop prices over recent months have also increased demand for the Group's agri-inputs and Origin continues to be a significant beneficiary of soft commodity price inflation.

     AER LINGUS GROUP: Aer Lingus continued to perform strongly in the most recent period and is on course to return to profit in 2010. The Group continues to benefit from a combination of higher yields, reduced costs and the elimination of loss making capacity. Aer Lingus is on track to record an operating profit of E40 million this fiscal year, a significant turnaround from the E80 million operating loss suffered in 2009. Ongoing capacity and yield discipline will be key drivers for the Group going forward.

     KINGSPAN GROUP PLC: Kingspan reported good results for the period ended September 2010. Revenues have rebounded 6% to E865 million, driven primarily by increased demand for the group's panels and board products. Higher input costs in areas such as steel and chemicals have been more difficult to fully pass on to customers and will weigh on margins in the second half. The Group is conservatively guiding for an operating profit outturn in 2010 of E62 million to E65 million. Activity in 2011 and 2012 will also be bolstered by the group's recent acquisition of CRH's European insulation business for E120 million.

     NORKOM GROUP PLC: Norkom was a disappointing performer in the period on reduced revenue guidance for FY 2011 (year end March). Elongated sales cycles and the delay in implementing financial fraud regulation in a number of Asian countries impacted revenue performance in the first half. We view these issues as temporary and recent evidence suggests that the pace of revenue conversion has begun to pick up again. Longer term, Norkom is likely to prove an attractive target for multinational technology firms that wish to tap the growing fraud compliance space.

     CRH PLC: CRH was a poor performer in the current quarter as the profit outlook was downgraded again, due to continued weak demand in the Group's key Americas Materials business. EBITDA in 2010 is expected to be E1.6 billion,

10% below 2009 levels. More recently, stock performance has improved as the Group would seem to have stabilized operating performance. Comfort has also been given regarding maintenance of the Group's attractive dividend yield of 4%. This had become a source of concern for investors given continued tough trading conditions.

CURRENT OUTLOOK

     The Irish economy is currently moving through an uncertain growth period with a modest increase in GDP of 0.2%, forecast for 2010 followed by growth of 2.4% in 2011. Consumer spending and net trade will continue to be the key drivers of forecasts over the coming quarters. Resolution of the current sovereign and banking difficulties will also be key for the restoration of private sector confidence.

     The ISEQ is currently trading on a forward price to book multiple of 1.3x which is undemanding in a historic context and assumes individual market components will see their future earnings and returns settle well below average trends.

     The trend in earnings revisions continues to be mainly positive with a number of the Fund's holdings seeing forecast upgrades, in recent months, through a combination of revenue growth and operating leverage, post extensive cost cutting. The Fund remains invested in names with strong franchises, management teams and balance sheets where, despite the macro concerns prevailing at present, we see strong potential for capital gains over the medium term.

Sincerely,


/s/ Peter J. Hooper

Peter J. Hooper
Chairman
December 17, 2010

                         INVESTMENT SUMMARY (UNAUDITED)

                                TOTAL RETURN (%)

                          MARKET VALUE (a)      NET ASSET VALUE (a)
                        --------------------   --------------------
                                     AVERAGE                AVERAGE
                        CUMULATIVE    ANNUAL   CUMULATIVE    ANNUAL
                        ----------   -------   ----------   -------
One Year                   -8.18       -8.18      -6.10      -6.10
Three Year                -55.44      -23.62     -50.69     -20.99
Five Year                 -30.54       -7.03     -25.94      -5.83
Ten Year                   28.49        2.54      15.14       1.42

                        PER SHARE INFORMATION AND RETURNS

                         2001     2002     2003    2004    2005    2006    2007    2008     2009    2010
                        ------   ------   -----   -----   -----   -----   -----   ------   -----   -----
Net Asset
   Value ($)             13.28    11.04   16.29   20.74   24.36   32.55   30.95    10.18    8.20    7.70
Income
   Dividends ($)         (0.01)   (0.03)     --   (0.09)  (0.03)  (0.16)  (0.24)   (0.36)  (0.33)     --
Capital Gains
Other
   Distributions ($)     (2.65)   (0.69)     --      --      --   (1.77)  (2.40)   (4.86)  (2.76)     --
Total Net Asset Value
   Return (%) (a)       -20.99   -11.44   47.55   28.14   17.51   45.97    2.88   -58.62   26.91   -6.10

NOTES

(a) Total Market Value returns reflect changes in share market prices and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Dividend Reinvestment and Cash Purchase Plan ("the Plan"). Total Net Asset Value returns reflect changes in share net asset value and assume reinvestment of dividends and capital gain distributions, if any, at the price obtained under the Plan. For more information with regard to the Plan, see page 22.

PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

                PORTFOLIO BY MARKET SECTOR AS OF OCTOBER 31, 2010
                           (PERCENTAGE OF NET ASSETS)

                                   (PIE CHART)

Construction and Building Materials   23.71%
Transportation                        16.05%
Food and Beverages                    15.26%
Other Assets                          12.94%
Business Services                      7.06%
Health Care Services                   6.57%
Diversified Financial Services         4.97%
Leisure and Hotels                     4.61%
Energy                                 4.45%
Agriculture Operations                 4.38%

                TOP 10 HOLDINGS BY ISSUER AS OF OCTOBER 31, 2010

HOLDING                                      SECTOR               % OF NET ASSETS
-------                     -----------------------------------   ---------------
CRH PLC                     Construction and Building Materials        14.63%
Ryanair Holdings PLC        Transportation                             10.46%
DCC PLC                     Business Services                           7.06%
Kerry Group PLC, Series A   Food and Beverages                          5.82%
C&C Group PLC               Food and Beverages                          5.41%
Kingspan Group PLC          Construction and Building Materials         4.82%
Paddy Power PLC             Leisure and Hotels                          4.61%
Dragon Oil PLC              Energy                                      4.45%
Origin Enterprises PLC      Agricultural Operations                     4.38%
Grafton Group PLC-UTS       Construction and Building Materials         4.25%

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS

                                                                    Value (U.S.)
October 31, 2010                                          Shares      (Note A)
----------------                                        ---------   ------------
COMMON STOCKS (97.21%)
COMMON STOCKS OF IRISH COMPANIES (96.27%)
AGRICULTURAL OPERATIONS (4.38%)
   Origin Enterprises PLC                                 531,790   $  2,254,350
                                                                    ------------
BUSINESS SERVICES (7.06%)
   DCC PLC                                                125,820      3,630,433
                                                                    ------------
BUSINESS SUPPORT SERVICES (2.87%)
   CPL Resources PLC                                      497,050      1,478,411
                                                                    ------------
CONSTRUCTION AND BUILDING MATERIALS (23.71%)
   CRH PLC                                                440,038      7,525,809
   Grafton Group PLC-UTS                                  513,167      2,188,242
   Kingspan Group PLC                                     296,937      2,479,153
                                                                    ------------
                                                                      12,193,204
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES (4.97%)
   FBD Holdings PLC                                        51,296        437,115
   IFG Group PLC                                          624,801      1,134,139
   TVC Holdings PLC*                                      815,973        567,058
   Worldspreads Group PLC*                                405,006        416,557
                                                                    ------------
                                                                       2,554,869
                                                                    ------------
ENERGY (4.45%)
   Dragon Oil PLC*                                        319,386      2,286,149
                                                                    ------------
FOOD AND AGRICULTURE (3.79%)
   Aryzta AG                                               44,538      1,946,851
                                                                    ------------
FOOD AND BEVERAGES (15.26%)
   C&C Group PLC                                          600,907      2,781,204
   Glanbia PLC                                            378,488      1,788,597
   Kerry Group PLC, Series A                               81,481      2,995,459
   Total Produce PLC                                      552,258        284,004
                                                                    ------------
                                                                       7,849,264
                                                                    ------------
HEALTH CARE SERVICES (6.57%)
   Elan Corp. PLC-Sponsored ADR*                          262,200      1,428,990
   ICON PLC-Sponsored ADR*                                 65,267      1,262,916
   United Drug PLC                                        216,966        687,556
                                                                    ------------
                                                                       3,379,462
                                                                    ------------

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (CONTINUED)

                                                                    Value (U.S.)
October 31, 2010                                         Shares       (Note A)
----------------                                       ----------   ------------
COMMON STOCKS (CONTINUED)
LEISURE AND HOTELS (4.61%)
   Paddy Power PLC                                         58,771   $  2,368,877
                                                                    ------------
TECHNOLOGY (2.55%)
   Norkom Group PLC*                                    1,089,828      1,310,254
                                                                    ------------
TRANSPORTATION (16.05%)
   Aer Lingus Group PLC*                                  596,670        952,874
   Irish Continental Group PLC                             91,000      1,922,500
   Ryanair Holdings PLC                                   937,342      5,380,585
                                                                    ------------
                                                                       8,255,959
                                                                    ------------
TOTAL COMMON STOCKS OF IRISH COMPANIES
   (Cost $47,260,097)                                                 49,508,083
                                                                    ------------
COMMON STOCKS OF FRENCH COMPANIES (0.94%)
FINANCIAL (0.94%)
   BNP Paribas                                              6,657        486,220
                                                                    ------------
TOTAL COMMON STOCKS OF FRENCH COMPANIES
   (Cost $469,468)                                                       486,220
                                                                    ------------
TOTAL COMMON STOCKS BEFORE FOREIGN
   CURRENCY ON DEPOSIT
   (Cost $47,729,565)                                               $ 49,994,303
                                                                    ------------

                                                           Face
                                                          Value
                                                       ----------
FOREIGN CURRENCY ON DEPOSIT (0.27%)
   British Pounds Sterling                             L      601            960
   Euro                                                E   99,505        138,301
                                                                    ------------
TOTAL FOREIGN CURRENCY ON DEPOSIT
   (Cost $139,425)**                                                     139,261
                                                                    ------------
TOTAL INVESTMENTS (97.48%)
   (Cost $47,868,990)                                                 50,133,564
OTHER ASSETS AND LIABILITIES (2.52%)                                   1,294,043
                                                                    ------------
NET ASSETS (100.00%)
                                                                    $ 51,427,607
                                                                    ============

----------
*    Non-income producing security.

**   Foreign currency held on deposit at JPMorgan Chase & Co.

ADR - American Depositary Receipt traded in U.S. dollars.

UTS - Units

THE NEW IRELAND FUND, INC.
PORTFOLIO HOLDINGS (CONTINUED)

The Inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Transfers in and out of levels are recognized at market value at the end of the period. The summary of inputs used to value the Fund's net assets as of October 31, 2010 is as follows (See Note A - Security Valuation in the Notes to Financial Statements):

                                                                     LEVEL 2        LEVEL 3
                                          TOTAL        LEVEL 1     SIGNIFICANT    SIGNIFICANT
                                         VALUE AT       QUOTED      OBSERVABLE   UNOBSERVABLE
                                         10/31/10       PRICE         INPUT          INPUT
                                       -----------   -----------   -----------   ------------
Investments in Securities +
   Common Stocks
      Agricultural Operations          $ 2,254,350   $        --   $2,254,350         $--
      Business Services                  3,630,433     3,630,433           --          --
      Business Support Services          1,478,411     1,478,411           --          --
      Construction and Building
         Materials                      12,193,204    12,193,204           --          --
      Diversified Financial Services     2,554,869     2,138,312      416,557          --
      Energy                             2,286,149     2,286,149           --          --
      Financial                            486,220       486,220           --          --
      Food and Agriculture               1,946,851     1,946,851           --          --
      Food and Beverages                 7,849,264     7,849,264           --          --
      Health Care Services               3,379,462     3,379,462           --          --
      Leisure and Hotels                 2,368,877     2,368,877           --          --
      Technology                         1,310,254     1,310,254           --          --
      Transportation                     8,255,959     8,255,959           --          --
                                       -----------   -----------   ----------         ---
   Total Common Stocks                 $49,994,303   $47,323,396   $2,670,907         $--
                                       ===========   ===========   ==========         ===

+    Total Investments exclude Foreign Currency on Deposit.

The Fund did not have any significant transfers in and out of Level 1 and Level 2 during the period.

THE NEW IRELAND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

October 31, 2010

ASSETS:
   Investments at value (Cost $47,729,565)
      See accompanying schedule                  U.S. $ 49,994,303
   Cash                                                  1,352,393
   Foreign currency (Cost $139,425)                        139,261
   Dividends receivable                                     49,971
   Prepaid expenses                                         33,240
                                                      ------------
      Total Assets                                      51,569,168
                                                      ------------
LIABILITIES:
   Accrued audit fees payable                               40,300
   Investment advisory fee payable (Note B)                 28,313
   Printing fees payable                                    27,275
   Directors' fees and expenses                             20,465
   Accrued legal fees payable                               13,515
   Administration fee payable (Note B)                       8,333
   Custodian fees payable (Note B)                           2,248
   Accrued expenses and other payables                       1,112
                                                      ------------
      Total Liabilities                                    141,561
                                                      ------------
NET ASSETS                                       U.S. $ 51,427,607
                                                      ============
AT OCTOBER 31, 2010 NET ASSETS CONSISTED OF:
   Common Stock, U.S. $.01 Par Value -
      Authorized 20,000,000 Shares
      Issued and Outstanding 6,676,484 Shares    U.S. $     66,765
   Additional Paid-in Capital                           65,175,837
   Undistributed Net Investment Income                     374,384
   Accumulated Net Realized Loss                       (16,453,851)
   Net Unrealized Appreciation of Securities,
      Foreign Currency and Net Other Assets              2,264,472
                                                      ------------
TOTAL NET ASSETS                                 U.S. $ 51,427,607
                                                      ============
NET ASSET VALUE PER SHARE
   (Applicable to 6,676,484 outstanding shares)
   (authorized 20,000,000 shares)
(U.S. $51,427,607 / 6,676,484)                   U.S. $       7.70
                                                      ============

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF OPERATIONS

                                                                                  For the
                                                                                Year Ended
                                                                             October 31, 2010
                                                                             ----------------
INVESTMENT INCOME
   Dividends                                                                 U.S.$ 1,441,105
   Less: foreign taxes withheld                                                       (4,546)
                                                                                 -----------
TOTAL INVESTMENT INCOME                                                            1,436,559
                                                                                 -----------
EXPENSES
   Investment advisory fee (Note B)                           $    344,571
   Directors' fees and expenses                                    204,061
   Administration fee (Note B)                                     114,301
   Printing fees                                                    75,831
   Insurance premiums                                               70,527
   Compliance fees                                                  65,842
   Audit fees                                                       40,300
   Custodian fees (Note B)                                          26,637
   Legal fees                                                       25,643
   Stock exchange listing fee                                       25,000
   Transfer agent fees                                              17,976
   Other                                                            62,148
                                                              ------------
TOTAL EXPENSES                                                                     1,072,837
                                                                                 -----------
NET INVESTMENT INCOME                                                        U.S.$   363,722
                                                                                 -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCY (NOTE D)
   Realized gain/(loss) on:
      Securities transactions                                  (12,877,111)
      Foreign currency transactions                                 10,662
                                                              ------------
   Net realized loss on investments and foreign
      currency during the year                                                   (12,866,449)
                                                                                 -----------
   Net change in unrealized appreciation/(depreciation) of:
      Securities                                                 8,780,339
      Foreign currency and net other assets                         (4,185)
                                                              ------------
   Net unrealized appreciation of investments and
      foreign currency during the year                                             8,776,154
                                                                                 -----------
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS
   AND FOREIGN CURRENCY                                                           (4,090,295)
                                                                                 -----------
NET DECREASE IN NET ASSETS RESULTING FROM
   OPERATIONS                                                                U.S.$(3,726,573)
                                                                                 ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                                 Year Ended         Year Ended
                                                              October 31, 2010   October 31, 2009
                                                              ----------------   ----------------
Net investment income/(loss)                                  U.S.$    363,722   U.S.$  (431,124)
Net realized loss on investments                                   (12,866,449)       (3,567,628)
Net unrealized appreciation of investments,
   foreign currency holdings and net other
   assets                                                            8,776,154        15,847,635
                                                                  ------------       -----------
Net increase/(decrease) in net assets resulting
   from operations                                                  (3,726,573)       11,848,883
                                                                  ------------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income                                                    --        (1,649,841)
   Net realized gains                                                       --       (13,797,196)
                                                                  ------------       -----------
Total distributions                                                         --       (15,447,037)
                                                                  ------------       -----------
CAPITAL SHARE TRANSACTIONS:
   Value of 367,300 and 558,500 shares
      repurchased, respectively (Note F)                            (2,631,382)       (3,414,029)
   Value of shares issued to shareholders in
      connection with a stock distribution (Note E)                         --        13,901,795
                                                                  ------------       -----------
NET INCREASE/(DECREASE) IN NET ASSETS
   RESULTING FROM CAPITAL SHARE
   TRANSACTIONS                                                     (2,631,382)       10,487,766
                                                                  ------------       -----------
   Total Increase/(decrease) in net assets                          (6,357,955)        6,889,612
                                                                  ------------       -----------
NET ASSETS
   Beginning of year                                                57,785,562        50,895,950
                                                                  ------------       -----------
   End of year (Including undistributed
      net investment income of $374,384
      and $0, respectively)                                   U.S.$ 51,427,607   U.S.$57,785,562
                                                                  ============       ===========

                       See Notes to Financial Statements.

THE NEW IRELAND FUND, INC.
FINANCIAL HIGHLIGHTS (FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                                               Year Ended October 31,
                                           ---------------------------------------------------------
                                             2010         2009         2008        2007       2006
                                           -------      -------      -------     --------   --------
Operating Performance:
Net Asset Value,
   Beginning of Year                  U.S. $  8.20      $ 10.18      $ 30.95     $  32.55   $  24.36
                                           -------      -------      -------     --------   --------
Net Investment Income/(Loss)                  0.05        (0.06)        0.34         0.35       0.23
Net Realized and Unrealized
   Gain/(Loss) on Investments                (0.61)        1.23       (15.77)        0.69       9.98
                                           -------      -------      -------     --------   --------
Net Increase/(Decrease) in
   Net Assets Resulting from
   Investment Operations                     (0.56)        1.17       (15.43)        1.04      10.21
                                           -------      -------      -------     --------   --------
Distributions to Shareholders from:
   Net Investment Income                        --        (0.33)       (0.36)       (0.24)     (0.16)
   Net Realized Gains                           --        (2.76)       (4.86)       (2.40)     (1.77)
                                           -------      -------      -------     --------   --------
Total from Distributions                        --        (3.09)       (5.22)       (2.64)     (1.93)
                                           -------      -------      -------     --------   --------
Anti-Dilutive/(Dilutive) Impact of
   Capital Share Transactions                 0.06+++++   (0.06)++++   (0.12)+++     0.00++    (0.09)+
                                           -------      -------      -------     --------   --------
Net Asset Value,
   End of Year                        U.S. $  7.70      $  8.20      $ 10.18     $  30.95   $  32.55
                                           =======      =======      =======     ========   ========
Share Price, End of Year              U.S. $  6.51      $  7.09      $  8.95     $  28.96   $  30.67
                                           =======      =======      =======     ========   ========
Total NAV Investment Return (a)              (6.10)%      26.91%      (58.62)%       2.88%     45.97%
                                           =======      =======      =======     ========   ========
Total Market Investment
   Return (b)                                (8.18)%      25.06%      (61.20)%       2.17%     52.47%
                                           =======      =======      =======     ========   ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net Assets,
   End of Year (000's)                U.S. $51,428      $57,786      $50,896     $145,765   $151,102
Ratio of Net Investment
   Income/(Loss) to Average
   Net Assets                                 0.69%       (0.87)%       1.67%        1.02%      0.86%
Ratio of Operating Expenses
   to Average Net Assets                      2.02%        2.65%        1.56%        1.31%      1.40%
Portfolio Turnover Rate                         11%          16%          21%          13%        11%

(a) Based on share net asset value and reinvestment of distribution at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

(b) Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment and Cash Purchase Plan.

+ Amount represents $0.03 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.12 per share impact for the new shares issued as Capital Gain Stock Distribution.

++ Amount represents $0.07 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.07 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++ Amount represents $0.13 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.25 per share impact for the new shares issued as Capital Gain Stock Distribution.

++++ Amount represents $0.08 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.14 per share impact for the new shares issued as Capital Gain Stock Distribution.

+++++ Amount represents $0.06 per share impact for shares repurchased by the Fund under the Share Repurchase Program and $0.00 per share impact for the new shares issued as Capital Gain Stock Distribution.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS

     The New Ireland Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on December 14, 1989 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's investment objective is long-term capital appreciation through investment primarily in equity securities of Irish Companies. The Fund is designed for U.S. and other investors who wish to participate in the Irish securities markets. In order to take advantage of significant changes that have occurred in the Irish economy and to advance the Fund's investment objective, the investment strategy now has a bias towards Ireland's growth companies.

     Under normal circumstances, the Fund will invest at least 80% of its total assets in equity and fixed income securities of Irish companies. To the extent that the balance of the Fund's assets is not so invested, it will have the flexibility to invest the remaining assets in non-Irish companies that are listed on a recognized stock exchange. The Fund may invest up to 25% of its assets in equity securities that are not listed on any securities exchange.

A. SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

     SECURITY VALUATION: Securities listed on a stock exchange for which market quotations are readily available are valued at the closing prices on the date of valuation, or if no such closing prices are available, at the last bid price quoted on such day. If there are no such quotations available for the date of valuation, the last available closing price will be used. The value of securities and other assets for which no market quotations are readily available, or whose values have been materially affected by events occurring before the Funds' pricing time but after the close of the securities' primary markets, are valued by methods deemed by the Board of Directors to represent fair value. Short-term securities that mature in 60 days or less are valued at amortized cost.

     FAIR VALUE MEASUREMENTS: As described above, the Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

     Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

     Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

     Level 3 - unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

     The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

     The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety. A summary of the levels of the Fund's investments as of October 31, 2010 is included with the Fund's Portfolio of Investments.

     At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

     DIVIDENDS AND DISTRIBUTIONS TO STOCKHOLDERS: Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some point in the future. Differences in classification may also result from the treatment of short-term gain as ordinary income for tax purposes.

     For tax purposes at October 31, 2010 and October 31, 2009, the Fund distributed $0 and $1,649,841, respectively, of ordinary income. The Fund also distributed, for tax purposes at October 31, 2010 and October 31, 2009, $0 and $13,797,196, respectively, of long-term capital gains.

     Permanent differences between book and tax basis reporting for the year ended October 31, 2010 have been identified and appropriately reclassified to reflect an increase in undistributed net investment income of $10,662 and a decrease in accumulated net realized gain (loss) of $10,662. These adjustments were related to Section 988 gain (loss) reclasses and net operating losses. Net assets were not affected by this reclassification.

     U.S. FEDERAL INCOME TAXES: It is the Fund's intention to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and distribute all of its taxable income within the prescribed time. It is also the intention of the Fund to make distributions in sufficient amounts to avoid Fund excise tax. Accordingly, no provision for U.S. Federal income taxes is required.

     Management has analyzed the Fund's tax positions taken on Federal income tax returns for all open tax years (October 31, 2010, 2009, 2008 and 2007), and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund's federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue. Management reviewed the treatment of tax positions taken by the Fund, including but not limited to whether the Fund satisfies the various requirements to be treated as a

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

regulated investment company under the Code. Although there is some uncertainty as to whether the Fund satisfies these requirements, management determined that the Fund has satisfied such requirements.

     CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the spot rate of such currencies against U.S. dollars by obtaining from FT-Interactive Data Corp. ("FT-IDC") each day the current 4:00pm London time spot rate and future rate (the future rates are quoted in 30-day increments) on foreign currency contracts. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on security transactions.

     FORWARD FOREIGN CURRENCY CONTRACTS: The Fund may enter into forward foreign currency contracts for non-trading purposes in order to protect investment securities and related receivables and payables against future changes in foreign currency exchange rates. Fluctuations in the value of such contracts are recorded as unrealized gains or losses; realized gains or losses include net gains or losses on contracts which have been terminated by settlements or by entering into offsetting commitments. Risks associated with such contracts include movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. There were no such contracts open in the Fund as of October 31, 2010.

     SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Interest income is recorded on the accrual basis.

     USE OF ESTIMATES: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     NEW ACCOUNTING PRONOUNCEMENT: In January 2010, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management has evaluated the impact and has incorporated the appropriate disclosures required by ASU No. 2010-06 in its financial statement disclosures.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

B. MANAGEMENT SERVICES:

     The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Bank of Ireland Asset Management (U.S.) Limited ("Bank of Ireland Asset Management"), an indirect wholly-owned subsidiary of The Governor and Company of the Bank of Ireland ("Bank of Ireland"). Effective May 1, 2009, under the Investment Advisory Agreement, the Fund pays a monthly fee at an annualized rate equal to 0.65% of the value of the average daily net assets of the Fund up to the first $100 million and 0.50% of the value of the average daily net assets of the Fund on amounts in excess of $100 million. In addition, Bank of Ireland Asset Management provides investor services to existing and potential shareholders.

     The Fund has entered into an administration agreement (the "Administration Agreement") with BNY Mellon Investment Servicing (US) Inc. ("BNY Mellon"), formerly known as PNC Global Investment Servicing (U.S.), Inc. The Fund pays BNY Mellon an annual fee payable monthly. During the year ended October 31, 2010, the Fund incurred expenses of U.S. $114,301 on administration fees to BNY Mellon.

     The Fund has entered into an agreement with JPMorgan Chase & Co. to serve as custodian of the Fund's assets. During the year ended October 31, 2010, the Fund incurred expenses for JPMorgan Chase & Co. of U.S. $26,637.

C. PURCHASES AND SALES OF SECURITIES:

     The cost of purchases and proceeds from sales of securities for the year ended October 31, 2010 excluding U.S. government and short-term investments, aggregated U.S. $5,990,209 and U.S. $9,518,960, respectively.

D. COMPONENTS OF DISTRIBUTABLE EARNINGS:

     At October 31, 2010, the components of distributable earnings on a tax basis were as follows:

   Capital      Undistributed   Undistributed
    Loss           Ordinary       Long-Term     Net Unrealized
Carryforward        Income          Gains        Depreciation
-------------   -------------   -------------   --------------
$(14,144,947)      $374,384          $--           $(44,432)

     For Federal income tax purposes, capital loss carryforwards are available to offset future capital gains. As of October 31, 2010, the Fund had a capital loss carryforward of $14,144,947, of which $1,267,836 and $12,877,111 will expire on October 31, 2017, and October 31, 2018, respectively.

     The aggregate cost of investments and the composition of unrealized appreciation and depreciation on investments and appreciation on assets and liabilities in foreign currencies on a tax basis as of October 31, 2010 were as follows:

                                                                       Gross
                    Gross            Gross                          Unrealized
                  Unrealized       Unrealized     Net Unrealized   Depreciation       Net
Total Cost of    Appreciation     Depreciation     Depreciation     on Foreign     Unrealized
Investments     on Investments   on Investments   on Investments     Currency     Depreciation
-------------   --------------   --------------   --------------   ------------   ------------
$50,038,469       $12,161,434     $(12,205,600)      $(44,166)        $(266)       $(44,432)

     There were no permanent tax and book differences in gross appreciation/ depreciation of securities or the cost basis of securities. The difference between book basis net unrealized appreciation and tax basis net unrealized depreciation is attributable to the tax deferral of losses on wash sales.

THE NEW IRELAND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

E. COMMON STOCK:

     For the year ended October 31, 2010, the Fund issued no shares in connection with stock distribution.

     For the year ended October 31, 2009, the Fund issued 2,603,300 shares in connection with stock distribution in the amount of $13,901,795.

F. SHARE REPURCHASE PROGRAM:

     In accordance with Section 23(c) of the Investment Company Act of 1940, as amended, the Fund hereby gives notice that it may from time to time repurchase shares of the Fund in the open market at the option of the Board of Directors and upon such terms as the Directors shall determine.

     For the year ended October 31, 2010, the Fund repurchased 367,300 (5.21% of the shares outstanding at October 31, 2009) of its shares for a total cost of $2,631,382, at an average discount of 12.84% of net asset value.

     For the year ended October 31, 2009, the Fund repurchased 558,500 (7.35% of the shares outstanding at January 31, 2009 year end) of its shares for a total cost of $3,414,029, at an average discount of 14.13% of net asset value.

G. MARKET CONCENTRATION:

     Because the Fund concentrates its investments in securities issued by corporations in Ireland, its portfolio may be subject to special risks and considerations typically not associated with investing in a broader range of domestic securities. In addition, the Fund is more susceptible to factors adversely affecting the Irish economy than a comparable fund not concentrated in these issuers to the same extent.

H. RISK FACTORS:

     Investing in the fund may involve certain risks including, but not limited to,those described below.

     The prices of securities held by the fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The growth-oriented, equity-type securities generally purchased by the fund may involve large price swings and potential for loss.

     Investments in securities issued by entities based outside the United States may also be affected by currency controls; different accounting, auditing, financial reporting, and legal standards and practices in some countries; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. These risks may be heightened in connection with investments in developing countries.

I. SUBSEQUENT EVENT:

     Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued.

THE NEW IRELAND FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTOR AND SHAREHOLDERS OF
THE NEW IRELAND FUND, INC.

     We have audited the accompanying statements of assets and liabilities of The New Ireland Fund, Inc. (the "Fund"), including the portfolio holdings, as of October 31, 2010, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006 have been audited by other auditors, whose report dated December 5, 2006 expressed an unqualified opinion on such financial highlights.

     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The New Ireland Fund, Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
December 13, 2010

ADDITIONAL INFORMATION (UNAUDITED)
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     The Fund will distribute to shareholders, at least annually, substantially all of its net income from dividends and interest payments and expects to distribute substantially all its net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan") approved by the Fund's Board of Directors (the "Directors"), each shareholder will be deemed to have elected, unless American Stock Transfer & Trust Company (the "Plan Agent") is instructed otherwise by the shareholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Distributions with respect to Fund shares registered in the name of a broker-dealer or other nominee (i.e., in "street name") will be reinvested by the broker or nominee in additional Fund shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Fund shares registered in street names may not be able to transfer those shares to another broker-dealer and continue to participate in the Plan. These shareholders should consult their broker-dealer for details. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the shareholder by the Plan Agent, as paying agent. Shareholders who do not wish to have distributions automatically reinvested should notify the Fund, in care of the Plan Agent for The New Ireland Fund, Inc.

     The Plan Agent will serve as agent for the shareholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's common stock or in cash, as shareholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive common stock to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the New York Stock Exchange, Inc. ("New York Stock Exchange"), the next preceding trading day. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent as agent for the participants, will buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participants' account on, or shortly after, the payment date.

     Participants in the Plan have the option of making additional cash payments to the Plan Agent, annually, in any amount from U.S. $100 to U.S. $3,000, for investment in the Fund's common stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gain distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations and to allow ample time for receipt and processing by the Plan Agent, it is suggested that the participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than forty-eight hours before such payment is to be invested.

     The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and U.S. Federal tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan.

     In the case of shareholders such as banks, brokers or nominees who hold shares for beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fee for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock of individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

     The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. Federal income tax which may be payable on such dividends or distributions.

     Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least ninety days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent with at least ninety days written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The New Ireland Fund, Inc. in care of American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, telephone number (718) 921-8283.

                             MEETING OF SHAREHOLDERS

     On June 8, 2010, the Fund held its Annual Meeting of Shareholders. The following Directors were elected by the following votes: Denis Kelleher 5,167,344 For; 656,251 Abstaining, David Dempsey 5,181,709 For; 642,156
Abstaining and Chris Johns 5,180,399 For; 643,466 Abstaining. Peter J. Hooper, Margaret Duffy, and George G. Moore continue to serve in their capacities as Directors of the Fund.

                              FUND'S PRIVACY POLICY

     The New Ireland Fund, Inc. appreciates the privacy concerns and expectations of its registered shareholders and safeguarding their nonpublic personal information ("Information") is of great importance to the Fund.

     The Fund collects Information pertaining to its registered shareholders, including matters such as name, address, tax I.D. number, Social Security number and instructions regarding the Fund's Dividend Reinvestment Plan. The Information is collected from the following sources:

     - Directly from the registered shareholder through data provided on applications or other forms and through account inquiries by mail, telephone or e-mail.

     - From the registered shareholder's broker as the shares are initially transferred into registered form.

     Except as permitted by law, the Fund does not disclose any Information about its current or former registered shareholders to anyone. The disclosures made by the Fund are primarily to the Fund's service providers as needed to maintain account records and perform other services for the Fund's shareholders. The Fund maintains physical, electronic, and procedural safeguards to protect the shareholders' Information in the Fund's possession.

     The Fund's privacy policy applies only to its individual registered shareholders. If you own shares of the Fund through a third party broker, bank or other financial institution, that institution's privacy policies will apply to you and the Fund's privacy policy will not.

                              PORTFOLIO INFORMATION

     The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available (1) by calling 1-800-468-6475; (2) on the Fund's website located at http://www.newirelandfund.com; (3) on the SEC's website at http://www.sec.gov; or (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

                            PROXY VOTING INFORMATION

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities held by the Fund is available, without charge and upon request, by calling 1-800-468-6475. This information is also available from the EDGAR database or the SEC's website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available at http://www.sec.gov.

                                 CERTIFICATIONS

     The Fund's President has certified to the New York Stock Exchange ("NYSE") that, as of July 2, 2010 he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund's reports to the SEC on Forms N-CSR and N-CSRS contain certifications by the Fund's principal executive officer and principal financial officer that relate to the Fund's disclosure in such reports and that are required by rule 30a2(a) under the Investment Company Act.

                                 TAX INFORMATION

     For non-corporate shareholders 100%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period November 1, 2009 to October 31, 2010 may represent qualified dividend income.

     For the fiscal year ended October 31, 2010, the Fund had no designated long-term capital gains.

                    BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                            TERM OF                    PRINCIPAL                  NUMBER OF
                            POSITION(S)   OFFICE AND                 OCCUPATION(S)              PORTFOLIOS IN
                             HELD WITH      LENGTH                     AND OTHER                 FUND COMPLEX
      NAME, ADDRESS,           THE         OF TIME               DIRECTORSHIPS DURING            OVERSEEN BY
          AND AGE              FUND         SERVED*                  PAST FIVE YEARS               DIRECTOR
-------------------------  ------------  ------------  ---------------------------------------  -------------
NON-INTERESTED DIRECTORS:

Peter J. Hooper, 70        Director and  Since 1990    President of Hooper Associates-                  1
Westchester Financial      Chairman of   Current       Consultants (1994 to present);
Center, Suite 1000         the Board     term expires  Director, The Ireland United States
50 Main Street                           in 2012.      Council for Commerce and Industry
White Plains, NY 10606                                 (1984 to present); Director, Flax Trust
                                                       - America (1988 to 2007).

David Dempsey, 61          Director      Since 2007    Managing Director, Bentley                       1
360 Lexington Avenue                     Current       Associates L.P., (1991 to present);
3rd Floor                                term expires  Director and Vice President, 205-69
New York, NY 10017                       in 2013.      Inc. (2000 to 2006).

Margaret Duffy, 67         Director      Since 2006    Financial Consultant, Director, The              1
164 East 72 Street                       Current       Dyson-Kissner-Moran Corporation
Suite 7B                                 term expires  (2000 to present).
New York, NY 10021                       in 2011.

Denis P. Kelleher, 71      Director      Since 1991    Chief Executive Officer, Wall Street             1
17 Battery Place                         Current       Access-Financial Services (1981 to
New York, NY 10004                       term expires  present); Director, Independence
                                         in 2013.      Community Bank (1992 to 2006);
                                                       Chairman and Member of the Board
                                                       of Trustees, St. John's University
                                                       (1998 to 2007).

George G. Moore, 59        Director      Since 2004    Chairman/Chief Executive Officer,                1
8010 Towers Crescent                     Current       TARGUSinfo (1993 to present);
Drive                                    term expires  Chairman, AMACAI Information
Vienna, VA 22182                         in 2012.      Corp., a wholly-owned subsidiary of
                                                       TARGUS info, (2001 to 2007);
                                                       Chairman, Erne Heritage Holdings
                                                       (1990 to present).

----------
* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

                    BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                            TERM OF                    PRINCIPAL                  NUMBER OF
                            POSITION(S)   OFFICE AND                 OCCUPATION(S)              PORTFOLIOS IN
                             HELD WITH      LENGTH                     AND OTHER                 FUND COMPLEX
      NAME, ADDRESS,           THE         OF TIME               DIRECTORSHIPS DURING            OVERSEEN BY
          AND AGE              FUND         SERVED*                  PAST FIVE YEARS               DIRECTOR
-------------------------  ------------  ------------  ---------------------------------------  -------------
INTERESTED DIRECTOR:

Chris Johns, 52**          Director and  Since 2009    Interim Chief Executive, Bank of                1
Bank of Ireland Asset      President***  Current       Ireland Asset Management (2010 to
Management (U.S.)                        term expires  present); Head of Investments, Bank
Limited                                  in 2011.      of Ireland Asset Management
40 Mespil Road,                                        Limited (2008 to present); Head of
Dublin 4, Ireland                                      Global Research & Equity Portfolio
                                                       Management, Bank of Ireland Asset
                                                       Management Limited (2006 to
                                                       2008); Bank of Ireland Asset
                                                       Management Limited (2007 to
                                                       present); Bank of Ireland Unit Trust
                                                       Managers Limited (2009 to present);
                                                       Investment Strategist, Collins Stewart
                                                       (2004 to 2006); Director, Cadwyn
                                                       Global Hedge Fund (2005 to 2009).
OFFICERS***:

Chris Johns                see description above

Lelia Long, 48             Treasurer     Since 2002    Consultant (2009 to present); Senior
BNY Mellon Center                                      Vice President & Director, Bank of
One Boston Place                                       Ireland Asset Management (U.S.)
201 Washington Street                                  Limited (1999 to 2008).
34th Floor
Boston, MA 02109

Salvatore Faia, 47         Chief         Since 2005    President, Vigilant Compliance
BNY Mellon Center          Compliance                  Services, (2004 to present); Trustee,
One Boston Place           Officer                     Energy Income Partnership, (2005 to
201 Washington Street                                  present).
34th Floor
Boston, MA 02109

Colleen Cummings, 39       Assistant     Since 2006    Vice President and Director, BNY
4400 Computer Drive        Treasurer                   Mellon Investment Servicing (US) Inc.
Westborough, MA                                        (2004 to present).
01580

----------
* Each Director shall serve until the expiration of their current term and until their successor is elected and qualified.

** Mr. Johns is deemed to be an "interested" Director because of his affiliation with the Investment Adviser.

*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                    BOARD OF DIRECTORS/OFFICERS (UNAUDITED)

                                            TERM OF                    PRINCIPAL                  NUMBER OF
                            POSITION(S)   OFFICE AND                 OCCUPATION(S)              PORTFOLIOS IN
                             HELD WITH      LENGTH                     AND OTHER                 FUND COMPLEX
      NAME, ADDRESS,           THE         OF TIME               DIRECTORSHIPS DURING            OVERSEEN BY
          AND AGE              FUND         SERVED*                  PAST FIVE YEARS               DIRECTOR
-------------------------  ------------  ------------  ---------------------------------------  -------------
OFFICER***

Vincenzo A. Scarduzio,     38 Secretary   Since 2005   Vice President & Assistant Counsel,
301 Bellevue Parkway,                                  BNY Mellon Investment Servicing
2nd Floor                                              (US) Inc. (2010 to Present); Assistant
Wilmington, DE 19809                                   Vice President, BNY Mellon
                                                       Investment Servicing (US) Inc. (2006
                                                       to 2010); Senior Regulatory
                                                       Administrator, BNY Mellon
                                                       Investment Servicing (US) Inc. (2001
                                                       to 2006).

----------
*** Each Officer of the Fund will hold office until a successor has been elected by the Board of Directors.

                           THE NEW IRELAND FUND, INC.

                             DIRECTORS AND OFFICERS

Peter J. Hooper    - CHAIRMAN OF THE BOARD
Chris Johns        - PRESIDENT AND DIRECTOR
David Dempsey      - DIRECTOR
Margaret Duffy     - DIRECTOR
Denis P. Kelleher  - DIRECTOR
George G. Moore    - DIRECTOR
Lelia Long         - TREASURER
Colleen Cummings   - ASSISTANT TREASURER
Vincenzo Scarduzio - SECRETARY
Salvatore Faia     - CHIEF COMPLIANCE OFFICER

                          PRINCIPAL INVESTMENT ADVISER
                 Bank of Ireland Asset Management (U.S.) Limited
                                 40 Mespil Road
                                Dublin 4, Ireland

                                  ADMINISTRATOR
                    BNY Mellon Investment Servicing (US) Inc.
                               4400 Computer Drive
                        Westborough, Massachusetts 01581

                                    CUSTODIAN
                              JPMorgan Chase & Co.
                        North America Investment Services
                            3 Metro Tech - 7th Floor
                            Brooklyn, New York 11245

                           SHAREHOLDER SERVICING AGENT
                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

                                  LEGAL COUNSEL
                               Seward & Kissel LLP
                             One Battery Park Plaza
                            New York, New York 10004

                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                              Tait Weller Baker LLP
                               1818 Market Street
                             Philadelphia, PA 19103

                                 CORRESPONDENCE

                   ALL CORRESPONDENCE SHOULD BE ADDRESSED TO:
                           The New Ireland Fund, Inc.
                              c/o BNY Mellon Center
                                One Boston Place
                              201 Washington Street
                                   34th Floor
                           Boston, Massachusetts 02109

                   TELEPHONE INQUIRIES SHOULD BE DIRECTED TO:
                        1-800-GO-TO-IRL (1-800-468-6475)

                                WEBSITE ADDRESS:
                             www.newirelandfund.com

IR-SAR 10/10

ITEM 2. CODE OF ETHICS.

     (a) The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

     (c) There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

     (d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item's instructions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by the report, the registrant's board of directors has determined that Margaret Duffy is qualified to serve as an audit committee financial expert serving on its audit committee and that she is "independent."

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

AUDIT FEES

     (a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $34,800 (2009) and $36,500 (2010).

AUDIT-RELATED FEES

     (b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 (2009) and $0 (2010).

TAX FEES

     (c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 (2009) and $3,800
          (2010).

ALL OTHER FEES

     (d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 (2009) and $0 (2010).

  (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

                           THE NEW IRELAND FUND, INC.

                             AUDIT COMMITTEE POLICY
                                       ON
        PRE-APPROVAL OF SERVICES PROVIDED BY THE INDEPENDENT ACCOUNTANTS

          The Audit Committee of The New Ireland Fund, Inc. (the "Fund") is charged with the responsibility to monitor the independence of the Fund's independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm's engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant's independence. The Committee's evaluation will be based on:

               a review of the nature of the professional services expected to be provided,

               a review of the safeguards put into place by the accounting firm to safeguard independence, and periodic meetings with the accounting firm.

          POLICY FOR AUDIT AND NON-AUDIT SERVICES PROVIDED TO THE FUNDS

          On an annual basis, the scope of audits for the Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund's independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor's independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chairman pursuant to authority delegated in this Policy.

          The categories of services enumerated under "Audit Services", "Audit-related Services", and "Tax Services" are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chairman) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services which the Committee (or the Committee Chairman) would consider for pre-approval.

          AUDIT SERVICES

          The following categories of audit services are considered to be consistent with the role of the Fund's independent accountants:

               Annual Fund financial statement audits
               SEC and regulatory filings and consents

          AUDIT-RELATED SERVICES

          The following categories of audit-related services are considered to be consistent with the role of the Fund's independent accountants:

               Accounting consultations
               Agreed upon procedure reports
               Attestation reports
               Other internal control reports

          Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

          TAX SERVICES

          The following categories of tax services are considered to be consistent with the role of the Fund's independent accountants:

               Tax compliance services related to the filing or amendment of the following:
               Federal, state and local income tax compliance; and Sales and use tax compliance
               Timely RIC qualification reviews
               Tax distribution analysis and planning
               Accounting methods studies
               Tax consulting services and related projects

          Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $7,500.

          OTHER NON-AUDIT SERVICES

          Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

          PROSCRIBED SERVICES

          The Fund's independent accountants will NOT render services in the following categories of non-audit services:

               Bookkeeping or other services related to the accounting records or financial statements of the Fund
               Financial information systems design and implementation Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
               Actuarial services
               Internal audit outsourcing services

               Management functions or human resources
               Broker or dealer, investment adviser, or investment banking services
               Legal services and expert services unrelated to the audit
               Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          PRE-APPROVAL OF NON-AUDIT SERVICES PROVIDED TO BIAM AND BIAM
          AFFILIATES

          Certain non-audit services provided to Bank of Ireland Asset Management (U.S.) Limited ("BIAM") or any entity controlling, controlled by or under common control with BIAM that provides ongoing services to the Fund ("BIAM Affiliates") will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those RELATED DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE FUND. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process, will be subject to pre-approval by the Committee Chairman (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $75,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

          Although the Audit Committee will not pre-approve all services provided to BIAM Affiliates, the Committee will receive an annual report from the Fund's independent accounting firm showing the aggregate fees for all services provided to BIAM and BIAM Affiliates.

          December 10, 2003

   (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

                    (b) N/A

                    (c) 100%

                    (d) N/A

     (f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $3,700 (2009) and $3,800 (2010).

     (h) The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated audit committee consisting of the following independent directors of the registrant: Margaret Duffy, Peter J. Hooper, George G. Moore and David Dempsey.

ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are attached herewith.

                        BANK OF IRELAND ASSET MANAGEMENT
                PROXY VOTING POLICY FOR ACTIVELY MANAGED CLIENTS

REVIEWED: MARCH 2009

TABLE OF CONTENTS:

I: PROXY VOTING PROCEDURES

PURPOSE ...................................................................    3
SCOPE .....................................................................    3
GUIDING PRINCIPLES ........................................................    3
DECISION AND VOTING PROCESS ...............................................    3
PROXY VOTING COMMITTEE ....................................................    4
CONFLICTS OF INTEREST .....................................................    4
WHEN BIAM DOES NOT VOTE PROXIES ...........................................    5

II: PROXY VOTING GUIDELINES
AUDITORS ..................................................................    6
BOARD OF DIRECTORS ........................................................    6
   Election of Directors
   Classification/Declassification of the Board
   Majority Voting Proposals in the election of Directors
   Voting for Director Nominees in Contested Elections
   Voting for Strategic Initiatives in Contested Elections
   Director Indemnification and Liability Provisions
   Board Size
   Independent Chairman (Separate Chairman/CEO)
   Majority of Independent Directors/Establishment of Committees
   Director Tenure/Retirement Age
   Filling of Vacancies/Removal of Directors
   Executive and Director Compensation

SHAREHOLDER RIGHTS ........................................................    9
   Confidential Voting
   Shareholder Ability to Call Special Meetings

ANTI-TAKEOVER MEASURES ....................................................    9
   Amend Bylaws without Shareholder Consent

   Anti-Takeover Provisions
   Poison Pill Plans
   Greenmail
   Golden and Tin Parachutes

CAPITAL STRUCTURE .........................................................   11
   Adjustments to Par Value of Common Stock
   Common Stock Authorization
   Preferred Stock
   Pre-emptive Rights
   Share Repurchase Programs
   Stock Distributions: Splits and Dividends

MERGERS AND CORPORATE RESTRUCTURING .......................................   12
   Going Private Transactions (LBOs and Minority Squeezeouts)
   Spin-offs

MISCELLANEOUS .............................................................   13
   Stock Option Expensing
   Amending Minor Bylaws
   Changing Corporate Name
   Changing Date, Time or Location of Annual Meeting
   Cumulative Voting

I PROXY VOTING PROCEDURES

A. PURPOSE

Bank of Ireland Asset Management Limited and the BIAM group of companies ("BIAM") has adopted and implemented these policies and procedures ("Policies") to seek to ensure that client proxies are voted in the clients' best interests, in accordance with BIAM's fiduciary duties to clients and, in the case of BIAM (U.S.), with SEC rule 206(4)-6 under the Investment Advisers Act of 1940. BIAM believes that the Policies set forth herein are reasonably designed to achieve that goal.

B. SCOPE

BIAM's authority to vote the proxies of its clients is established by its advisory contracts and its proxy voting guidelines have been tailored to reflect these specific contractual obligations. These Policies apply where clients have delegated the authority and responsibility to BIAM to decide how to vote proxies. Where BIAM has agreed to follow client guidelines in voting proxies, client guidelines will be followed and supersede these Policies. BIAM also will follow these Policies, as applicable, if it provides advice or recommendations about specific proxy votes to clients that have not delegated voting responsibility to BIAM. These Policies may be changed from time to time.

C. GUIDING PRINCIPLES

It is the policy of BIAM to vote all proxies for the exclusive benefit of its clients. The maximization of total return for the client as an investor in the stock being voted is the governing influence in considering corporate voting decisions.

D. DECISION AND VOTING PROCESS

BIAM's proxy voting decisions are made by the Asset Managers. (For clients that have specific voting guidelines, the Investment Support Unit will determine the votes to be cast at a client level.) BIAM may vote differently on the same matter if client guidelines or specific instructions call for a vote that is inconsistent with BIAM's Proxy Voting Guidelines or a decision made by BIAM's Asset Managers. In unusual circumstances, BIAM Asset Managers may make different proxy voting decisions for different clients.

The Investment Support Unit is responsible for the communication of voting decisions between the Asset Managers and BIAM's proxy voting agent (the "Agent"). The Agent provides BIAM with all voting and shareholder meeting information necessary for informed and timely decision making. The Agent is responsible for the timely and accurate processing of the voting decision, and the distribution of this decision to all relevant parties. The Agent is also responsible for unblocking / rescinding a voting decision upon request from BIAM.

E. PROXY VOTING COMMITTEE

BIAM has established a Proxy Voting Committee ("Committee") to deal with various issues associated with proxy voting. The role of the Committee is to develop and periodically review these Policies to help ensure they are up to date and reflect current regulatory requirements; review compliance with these Policies; and critically evaluate exceptions to the Policies. The Committee also is responsible for taking reasonable steps to seek to identify any material conflicts of interest on the part of BIAM or its personnel that may affect particular proxy votes. The Committee is comprised of representatives from Asset Management; the Investment Support Unit; Compliance and Client Service.

F. CONFLICTS OF INTEREST

Occasions may arise where BIAM may have a material conflict of interest with respect to a matter to be voted. A material conflict of interest may exist, for example, if BIAM has a very significant business relationship with either the company whose stock is being voted, the person soliciting the proxy or a third party that has a material interest in the outcome of the proxy vote.

The Proxy Voting Committee provides guidance to assist BIAM personnel in identifying potential conflicts of interest and bringing them to the attention of the Committee. The Committee is responsible for evaluating the materiality of any conflicts. These Policies describe some, but not all, of the specific types of conflicts of interest that BIAM may encounter in connection with proxy voting. The Committee is expected to evaluate the particular facts and circumstances of each situation and exercise its best judgment in deciding whether the conflicts are material and how they should be addressed. A member of BIAM's senior management will be designated, upon request from the Committee, for consultation and to resolve any conflicts issue on which the Committee has been unable to reach a decision on its own. This designate will appoint a conflict resolution team in order to come to a decision on the vote in question. The conflict resolution team appointed will include a minimum of three members of the management team. The conflict team will also include either the Chief Executive Officer and /or the of Head of Compliance. The Chief Executive Officer will exclude himself from the conflict resolution team in the event that he is involved in the vote (i.e. election / re-election).

When a material conflict of interest is identified, BIAM may (1) vote the proxies in accordance with the general rule stated in the Proxy Voting Guidelines set forth in these Policies (as may be amended from time to time), provided the guidelines specify how votes generally will be cast on that particular type of matter, i.e., the guidelines state that BIAM generally will vote "for" or "against" the proposal; (2) seek voting instructions or a waiver of the conflict from the trustee's / clients whose securities are to be voted on; (3) cast the votes for its clients in the same proportion as the vote of all other holders of such security, or "mirror vote," if information about the votes cast by other holders is reasonably and timely available to BIAM; (4) refrain from voting, other than to vote "present" for purposes of a quorum or (5) take other action appropriate under the circumstances.

An adviser-client relationship will not be considered material for conflict purposes if the gross investment advisory income received from the relationship by BIAM during its most recent fiscal year did not exceed one percent (1%) of BIAM's overall annual gross investment advisory income and is not expected to exceed that amount in the current fiscal year.

BIAM sets its Proxy Voting Guidelines and makes each proxy voting decision independently, in the best interests of its clients and without regard to the interests of BIAM, its parent company or any other affiliates of BIAM. In addition, as a matter of policy, BIAM will not accept or consider direction from its affiliates on how to vote any particular proxy.

G. WHEN BIAM DOES NOT VOTE PROXIES

In appropriate circumstances, BIAM may not vote proxies respecting client securities, including, but not limited to, situations where (a) the securities are no longer held in a client's account; (b) the proxy and other necessary documents are not received in sufficient time to allow BIAM to analyze the material or cast an informed vote by the voting deadline; (c) BIAM concludes that the cost of voting the proxy outweighs any potential benefit to the client;
(d) in BIAM's judgment, the matter to be voted is neither material nor relevant to shareholders and the issuer of the securities; (e) securities have been loaned out pursuant to a client's securities lending program and are unavailable to vote; or (f) the value or amount of the securities to be voted is insignificant or undeterminable. BIAM also may refrain from voting a proxy where BIAM believes that it is in the client's best interest to do so. Generally, this will occur if BIAM is in disagreement with the proposals but the management have committed to make, within an agreed time frame, appropriate changes which in BIAM's view will favor shareholders.

In certain markets, shareholders are required to stop trading securities for a specified time before or after a shareholder meeting ("Blocking Period"). BIAM may refrain from voting or cancel a vote when BIAM concludes that it is more beneficial to clients to be free to trade the securities than to vote securities. In addition, BIAM will, to the best of its ability, unblock a share position that is subject to a Blocking Period if there is danger of a failed trade. Blocking only occurs in certain markets and the Blocking Periods and rules vary from country to country, and in certain circumstances, from company to company.

II PROXY VOTING GUIDELINES

The following are guidelines and as such are not exhaustive and do not include all potential voting issues. Because proxy issues and the circumstances of individual companies are so varied, there may be instances when BIAM will not vote in strict adherence to these guidelines. Votes on matters not covered by these guidelines will be determined in accordance with the guiding principles set forth above. Certain proxy questions that are company specific and of a non-routine nature may be more appropriately handled on a case-by-case basis. At any time, BIAM may seek voting instructions from some or all clients holding the securities to be voted.

AUDITORS

BIAM generally will vote FOR proposals to ratify auditors, unless there is reason to believe that an auditor has a material financial interest in or association with the company, and is therefore not independent, or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

BOARD OF DIRECTORS

ELECTION OF DIRECTORS

Electing directors is an important stock ownership right that shareholders can exercise. Shareholders should seek to elect directors who represent their interests and will act in a manner which will maximize the value of their ownership interest and who can ultimately be held accountable for their actions.

- BIAM generally will vote FOR all nominees in uncontested elections. However, each election is examined on a case-by-case basis and BIAM will withhold votes for or vote against individual nominees or entire slates of directors if it believes such action is in the best interest of shareholders.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

A classified board is one in which directors are divided into classes with each class serving a fixed term. Elections are staggered with each class up for re-election in different years. Board classification can result in less accountability and can make it more difficult for dissidents to gain control.

- BIAM will generally vote AGAINST proposals to classify the Board. BIAM will generally Vote FOR proposals to repeal classified Boards, and to elect directors annually.

MAJORITY VOTING PROPOSALS IN DIRECTOR ELECTIONS

Majority voting gives shareholders a meaningful voice in director election. A shift from plurality to majority voting in director elections means a director needs to get an affirmative majority of votes cast. The plurality system elects a director in an uncontested election once there is one affirmative vote, with votes withheld/against not being counted.

- BIAM will generally vote FOR resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated.

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Proxy contests can play a valuable role in removing entrenched directors and creating a means for corporate change.

- BIAM will review on a CASE-BY-CASE basis how it will cast its votes for directors in a contested election based upon what BIAM believes are the director nominees that will serve in the best interests of shareholders and will enhance shareholder value.

VOTING FOR STRATEGIC INITIATIVES IN CONTESTED ELECTIONS

- Votes in a contested election to approve a strategic initiative will be evaluated on a CASE-BY-CASE basis and voted in favor of the position that BIAM believes will be in the best interest of shareholders and will enhance shareholder value.

DIRECTOR INDEMNIFICATION AND LIABILITY PROVISIONS

Directors and officers are often faced with difficult choices and should be willing to make decisions that are not risk-averse. BIAM believes that directors should not be held accountable for actions taken where they have acted honestly and in good faith but should not be fully released from liability if they act outside of such parameters.

- BIAM generally will vote FOR proposals providing for indemnification and liability limitations for officers and directors, provided the policies are limited to the director acting honestly and in good faith and putting the interests of the company first, rather than eliminating entirely director's and officer's liability for monetary damages for violating the duty of care.

BOARD SIZE

Proposals to allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. By increasing the size of the board, management can make it more difficult for dissidents to gain control.

- BIAM generally will vote FOR proposals that seek to fix the size of the board.

- BIAM generally will vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

BIAM will review on a CASE-BY-CASE basis proposals to separate the roles of chairman and CEO. BIAM will vote in favor of a combined role if the company has implemented an appropriate counterbalancing governance structure. In determining if the appropriate measures are in place BIAM may consider the following:

A. Designated lead director

B. 2/3 independent board

C. All independent key committees

D. Committee chairpersons nominated by independent directors

E. Established governance guidelines

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

BIAM believes that having a board independent of management is of the utmost importance to both a company and its shareholders.

- BIAM generally will vote FOR proposals asking that a majority or more of directors be independent.

- BIAM generally will vote FOR proposals asking that board audit, compensation, and/or nominating committees be "independent". Independence does not necessarily require that the entire committee be composed of independent directors.

DIRECTOR TENURE/RETIREMENT AGE

Tenure and Age limits impose an arbitrary threshold beyond which director's may not serve regardless of the director's performance.

- BIAM believes that directors should be judged on their own merit and will generally vote AGAINST proposals for such arbitrary guidelines as age restrictions.

- BIAM generally will vote FOR proposals that require directors to present themselves for re-election on a periodic basis.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Shareholder ability to remove directors, with or without cause, is prescribed by a state's business corporation law, an individual company's articles of incorporation, or its bylaws. If the state or company has specified that removal may only be for cause, then such things as self-dealing or fraud will allow for the removal of a director. Removal without cause requires no such showing, which would allow shareholders to remove through a majority vote any director before his or her term expires.

- BIAM will evaluate on a CASE-BY-CASE basis proposals that members of the board can only be removed for cause.

EXECUTIVE AND DIRECTOR COMPENSATION

Directors compensation plans should be aligned with shareholders long-term interests.

- Evaluation of plans will be done on a CASE-BY-CASE basis, considering several factors in determining if it is reasonable and fair

SHAREHOLDER RIGHTS

CONFIDENTIAL VOTING

In a confidential voting system, all proxies, and voting tabulations that identify individual shareholders are kept confidential. This confidentiality can eliminate any real or perceived coercion towards voters.

- BIAM generally will vote FOR proposals that corporations adopt confidential voting, use independent vote tabulators or use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

- BIAM generally will vote FOR proposals to adopt confidential voting by shareholders.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Certain matters may arise between regularly scheduled shareholder meetings that require attention. The inability of shareholders to call meetings could result in shareholders being unable to remove directors, initiate a shareholder resolution or respond to a beneficial offer without having to wait for the next scheduled meeting. The inability to call a special meeting and the resulting insulation of management could adversely affect corporate performance and shareholder returns.

- BIAM generally will vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

- BIAM generally will vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

ANTI-TAKEOVER MEASURES

BIAM generally will vote AGAINST anti-takeover proposals if such proposals act against the common interests of shareholders.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

- BIAM generally will vote AGAINST proposals giving the board exclusive authority to amend the Bylaws.

- BIAM generally will vote FOR proposals giving the board the ability to amend the bylaws with shareholder consent.

ANTI-TAKEOVER PROVISIONS

- BIAM generally will vote AGAINST any proposed amendments to corporate Articles, Bylaws or Charters that include anti-takeover provisions.

POISON PILL PLANS

Poison pills (or shareholder rights plans) are tactics used by management fearing an unwelcome takeover bid. They cause a variety of events to occur which may make the company financially less attractive to a potential acquirer.

- BIAM generally will vote FOR a proposal that the company submit a shareholder rights plan (poison pill) to a shareholder vote.

- BIAM generally will vote AGAINST a proposal to renew or amend an existing shareholder rights plan (poison pill).

- BIAM generally will vote FOR a proposal to redeem a shareholder rights plan (poison pill).

- BIAM generally will vote AGAINST an increase in capital stock for use in the implementation of a shareholder rights plan (poison pill).

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders. This transferred cash could, absent the greenmail payments, be put to use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

- BIAM generally will vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make a greenmail payment.

GOLDEN AND TIN PARACHUTES

Golden and tin parachutes are designed to protect the employees of a corporation in the event of a change in control. Golden parachutes are payments to senior level management that are triggered during a change of control. The calculation is usually based on some multiple of an employee's annual or monthly compensation. Some companies are extending the coverage to all employees via tin parachutes.

- BIAM generally will vote FOR proposals that the company eliminate or restrict existing severance agreements, change-in-control provisions, or golden parachutes.

CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Stock that has a fixed per share value printed on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent. Many times proposals to reduce par value stem from state law requirements or banking regulations.

- BIAM generally will vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

State statutes and stock exchanges require shareholder approval for increases in the number of common shares a board is authorized to issue. Companies increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

- BIAM generally will vote FOR increases in common stock authorized provided such action is determined to be in the shareholders' best interests.

- BIAM will review on a CASE-BY-CASE basis proposals to approve a reduction in the number of shares of common stock authorized for issue or an elimination of an authorized class of common stock.

PREFERRED STOCK

- BIAM will review on a CASE-BY-CASE basis proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

- BIAM will review on a CASE-BY-CASE basis proposal to eliminate a currently authorized class of preferred stock.

SHARE REPURCHASE PLANS

-    BIAM will generally vote FOR share repurchase plans .

PRE-EMPTIVE RIGHTS

Pre-emptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the class they own, in an amount equal to the percentage of the class they already own.

- BIAM will generally vote FOR proposals on issuance requests with pre-emptive rights up to a maximum of 100% of currently issued share capital.

- For issuance requests without pre-emptive rights, BIAM will generally vote FOR issuances up to a maximum of 20% of currently issued share capital.

SHARE REPURCHASE PROGRAMS

- BIAM generally will vote FOR management proposals to institute open-market share repurchase plans (Stock Repurchase Program).

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

- BIAM generally will vote FOR management proposals to increase the common share authorization for a stock split or share dividend.

-    BIAM generally will vote FOR recommended stock splits.

MERGERS AND CORPORATE RESTRUCTURINGS

- BIAM will review on a CASE-BY-CASE basis proposals for mergers and acquisitions.

GOING PRIVATE TRANSACTIONS (LBOS AND MINORITY SQUEEZEOUTS)

- BIAM will review on a CASE-BY-CASE basis proposals to take a company private, taking into account factors including, but not limited to, offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

SPIN-OFFS

- BIAM will review on a CASE-BY-CASE basis proposed spin-offs, taking into consideration factors including, but not limited to, tax and regulatory advantages, planned use of the sale proceeds, valuation of the spin-off, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes and changes in the capital structure.

MISCELLANEOUS

STOCK OPTION EXPENSING

- BIAM generally will vote FOR proposals that the company expense stock options unless management has already publicly committed to start expensing by a specific date.

AMENDING MINOR BYLAWS

- BIAM generally will vote FOR management proposals for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGING CORPORATE NAME

- BIAM generally will vote WITH MANAGEMENT with regard to changing the corporate name.

CHANGING DATE, TIME OR LOCATION OF ANNUAL MEETING

- BIAM generally will vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. BIAM requires at least ten days notice of any such change in order to allow for custodian deadlines.

CUMULATIVE VOTING

Cumulative voting is a method of voting that permits shareholders to combine their total votes and cast different numbers of votes for different candidates.

- BIAM will generally vote AGAINST proposals to adopt cumulative voting practices.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(A)(1) IDENTIFICATION OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

       PETER O'DONOGHUE, CFA, EQUITY MANAGER

       Peter O'Donoghue joined Bank of Ireland Asset Management (the "Advisor") in 2001 though the graduate recruitment programme. Prior to joining the Asset Management team, Peter held a number of roles in various areas of the business including Portfolio Construction, Global Support and our European office. He holds a BA in International Business & Languages from Dublin City University and is also a CFA charterholder. Peter is also a member of the Society of Investment Analysts of Ireland. Peter O'Donoghue is primarily responsible for the management of the Registrant's portfolio and has responsibility for all the day-to-day management of the Registrant portfolio including stock research, stock selection and portfolio management. Peter O'Donoghue was appointed as Portfolio Manager of the Registrant on December 7, 2006.

(A)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST

       OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBER

       As of October 31, 2010 Mr. O'Donoghue did not manage any other registered investment companies or any other accounts.

          As of October 31, 2010 Mr. O'Donoghue managed the following accounts:

                               Total                         No. of Accounts where    Total Assets in Accounts
                          No. of Accounts                  Advisory Fee is Based on     where Advisory Fee is
   Type of Accounts           Managed       Total Assets          Performance           Based on Performance
---------------------     ---------------   ------------   ------------------------   ------------------------
Registered Investment
   Companies:                    1              $51m                   0                          0
Other Pooled
   Investment Vehicles:          0                0                    0                          0
Other Accounts:                  0                0                    0                          0

          POTENTIAL CONFLICTS OF INTERESTS

          In recognition of the fact that conflicts of interest are inherent in the investment management business, the Advisor has adopted policies and procedures reasonably designed to identify and manage the effects of actual or potential conflicts of interest in the areas of employee personal trading, managing multiple accounts for multiple clients and allocation of investment opportunities.

          The Advisor has adopted a code of ethics policy that is designed to reduce the risk of actual or potential conflicts of interest with dealings on behalf of clients. The code reflects the Advisor's fiduciary obligations and those of its employees, and requires that all employees comply with all applicable federal securities laws. The Advisor's personal dealing rules apply to all employees. In summary, the code requires pre-approval of all personal dealings in equity securities or securities that derive their value from equity securities. As a general matter, permission to execute a proposed personal trade in a security will generally be refused if the Advisor has executed, or intends to execute material client trades in the same security, in the seven days before or the seven days following the proposed employee deal. The code requires employees to report any transactions in mutual funds where the Advisor acts as an adviser or sub-adviser to the fund. The code also covers issues such as prohibited transactions, blackout periods for transactions, and short term trading.

          In addition to managing the Registrant's Portfolio, the Portfolio Manager is a member of a team that manages multiple portfolios for multiple clients. Accordingly the Portfolio Manager may have responsibility for managing the investments of multiple accounts with a common investment strategy or several investment styles. Accordingly, client portfolios may have investment objectives, strategies, time horizons and risk profiles that differ from those of the Registrant. The portfolio Manager makes investment decisions for the Registrant based on its investment objective, policies and other relevant investment considerations, Consequently, the Portfolio Manager may purchase or sell securities for one client portfolio and not another client portfolio, and the performance of securities purchased for one portfolio may vary from the performance of securities purchased for other portfolios. The Portfolio Manager may place transactions on behalf of other clients that are directly or indirectly contrary to investment decisions made on behalf of the Registrant, which has the potential to adversely impact the Registrant, depending on market conditions. There is a fiduciary duty for the Advisor to act in good faith for the benefit of its clients; to disclose fully and fairly all material facts; and to allocate trades in a fair and equitable manner. The Advisor has implemented allocation procedures that specify the factors taken into account in making allocation decisions for its clients and to ensure that all accounts with substantially similar investment objectives are treated equitably. These procedures ensure that clients are treated fairly as to the securities purchased or sold for their accounts, in the priority of execution of orders and the allocation of trades.

          Generally, the above will be achieved by allocating on a simple pro-rata basis. However, to ensure that all clients get meaningful order sizes in a cost effective manner, allocations to clients are generally targeted to be greater than 0.03% of each client's account assets. There are exceptions to the 0.03% De

          Minimus allocation such as when IPO orders are only partially filled. Partially filled IPO orders are generally allocated pro-rata in accordance with the original order without reference to achieving a minimum targeted percentage of client assets. Lastly the performance of similarly managed accounts is monitored to ensure consistency of performance and to detect any unexplained significant differences.

   (A)(3) COMPENSATION STRUCTURE OF PORTFOLIO MANAGER(S) OR MANAGEMENT TEAM MEMBERS

          The Registrant pays the Advisor a fee based on the assets under management of the Fund as set forth in the Advisory Agreement. The Advisor pays its investment professionals out of its total revenues and other resources, including the advisory fee earned with respect to the Registrant. There are three components to the compensation structure used by the Advisor. The compensation package is highly competitive and includes a competitive fixed base salary, a performance-linked bonus and a Bank of Ireland Group capital stock issue plan. Compensation is not based on the value of assets held in the Registrant's portfolio. The performance measures used are applied consistently among all portfolio managers and portfolios.

          The bonuses paid to the portfolio managers are linked both to the quality of an individual's stock research and also to the contribution they make to the performance of the product group and/or portfolio to which they are associated. The primary performance assessment of the portfolio manager is based on how the client portfolios perform relative to benchmarks, market indices and similar funds run by competitor managers.

          The stock issue plan is based on the overall profitability of Bank of Ireland while bonuses are based on the profitability of Bank of Ireland Asset Management and on individual achievement.

   (A)(4) DISCLOSURE OF SECURITIES OWNERSHIP

          As of October 31, 2010 beneficial ownership of shares of the registrant by the Portfolio Manager is as follows:

Name of Portfolio Manager    Dollar ($) Range of Fund
       or Team Member       Shares Beneficially Owned
-------------------------   -------------------------
Peter O'Donoghue                         0

   (B)    Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                    REGISTRANT PURCHASES OF EQUITY SECURITIES

                                                                                                      (d) MAXIMUM NUMBER
                                                                                                        (OR APPROXIMATE
                                                                                                        DOLLAR VALUE) OF
                                                                        (c) TOTAL NUMBER OF SHARES      SHARES (OR UNITS)
                                  (a) TOTAL NUMBER     (b) AVERAGE     (OR UNITS) PURCHASED AS PART      THAT MAY YET BE
                                    OF SHARES (OR    PRICE PAID PER    OF PUBLICLY ANNOUNCED PLANS    PURCHASED UNDER THE
PERIOD                            UNITS) PURCHASED   SHARE (OR UNIT)           OR PROGRAMS             PLANS OR PROGRAMS
------                            ----------------   ---------------   ----------------------------   -------------------
May 1 2010 to May 31 2010                  0                                                                 337,078
June 1 2010 to June 30 2010                0                                                                 337,078
July 1 2010 to July 31 2010                0                                                                 337,078
August 1 2010 to August 31 2010            0                                                                 337,078
September 1, 2010 to
   September 30 2010                       0                                                                 337,078
October 1 2010 to October 31
   2010                                    0                                                                 337,078
Total                                      0                                                                 337,078

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.   The date each plan or program was announced : February 2000

b. The dollar amount (or share or unit amount) approved : 10% of the shares outstanding as of October 31, 2009

c.   The expiration date (if any) of each plan or program : None

d. Each plan or program that has expired during the period covered by the table : None

e. Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. : None

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b))
          and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

     (a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications pursuant to Rule 30a-2(b) under the 1940 Act and
            Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The New Ireland Fund, Inc.


By (Signature and Title)* /s/ Chris Johns
                          -------------------------------------
                          Chris Johns, President
                          (principal executive officer)

Date 12/22/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Chris Johns
                          -------------------------------------
                          Chris Johns, President
                          (principal executive officer)

Date 12/22/10


By (Signature and Title)* /s/ Lelia Long
                          -------------------------------------
                          Lelia Long, Treasurer
                          (principal financial officer)

Date 12/22/10

* Print the name and title of each signing officer under his or her signature.